     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 24, 1999


                                                      REGISTRATION NO. 333-79479
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 2

                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                               NETWORK PLUS CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                             4813                            04-3430576
 (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)            IDENTIFICATION NO.)

                              234 COPELAND STREET
                          QUINCY, MASSACHUSETTS 02169
                                 (617) 786-4000
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                             JAMES J. CROWLEY, ESQ.
                          EXECUTIVE VICE PRESIDENT AND
                            CHIEF OPERATING OFFICER
                              234 COPELAND STREET,
                          QUINCY, MASSACHUSETTS 02169
                                 (617) 786-4000
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                WITH COPIES TO:

        JEFFREY N. CARP, ESQ.                  JOHN T. GAFFNEY, ESQ.
       WILLIAM S. GEHRKE, ESQ.                CRAVATH, SWAINE & MOORE
          HALE AND DORR LLP                      825 EIGHTH AVENUE
           60 STATE STREET                   NEW YORK, NEW YORK 10019
     BOSTON, MASSACHUSETTS 02109                  (212) 474-1000
           (617) 526-6000

                            ------------------------
    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable after the effective date hereof.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]

                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.

================================================================================

                                EXPLANATORY NOTE



     This Amendment No. 2 to Form S-1 (File No. 333-79479) of Network Plus Corp. is filed solely to file the exhibits listed in Item 16 and the Exhibit Index.

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) Exhibits


EXHIBIT
  NO.                                    DESCRIPTION
-------                                  -----------
 1          --   Form of Underwriting Agreement.
 3.1*       --   Certificate of Incorporation.
 3.2*       --   Certificate of Designation of the Series A preferred stock.
 3.3*       --   By-laws.
 3.4***     --   Form of Certificate of Amendment to Certificate of
                 Incorporation, as will be in effect following the
                 effectiveness of this Registration Statement.
 3.5***     --   Form of Amended and Restated Certificate of Incorporation,
                 as will be in effect following the closing of the offering.
 3.6***     --   Form of Amended and Restated By-laws, as will be in effect upon the closing of the offering.
 4.1*       --   Exchange and Registration Rights Agreement dated as of
                 September 1, 1998 between Network Plus and Goldman, Sachs &
                 Co., Lehman Brothers Inc., and Merrill Lynch, Pierce, Fenner
                 & Smith Incorporated.
 4.2*       --   Purchase Agreement dated as of September 1, 1998 between
                 Network Plus and Goldman, Sachs & Co., Lehman Brothers Inc.,
                 and Merrill Lynch, Pierce, Fenner & Smith Incorporated.
 4.3***     --   Form of Common Stock Certificate.
 5***       --   Opinion of Hale and Dorr LLP.
10.1***     --   1998 Stock Incentive Plan, as amended.
10.2***     --   1998 Director Stock Option Plan, as amended.
10.3+*      --   Resale Solutions Switched Services Agreement dated as of
                 June 21, 1998 between Network Plus, Inc. and Sprint
                 Communications Company L.P.
10.4+*      --   Agreement for the Provision of Fiber Optic Facilities and
                 Services dated as of July 17, 1998 between Network Plus,
                 Inc. and Northeast Optic Network, Inc.
10.5+*      --   IRU Agreement dated as of July 17, 1998 between Network
                 Plus, Inc. and Qwest Communications Corporation.
10.6*       --   Net Lease by and between Network Plus Realty Trust,
                 Landlord, and Network Plus, Inc., Tenant, dated July 1,
                 1993.
10.7*       --   Interconnection Agreement Under Sections 251 and 252 of the
                 Telecommunications Act of 1996, dated September 4, 1998, by and between New England Telephone and Telegraph Company
                 d/b/a Bell Atlantic -- Massachusetts and Network Plus Inc.
10.8*       --   Loan and Security Agreement dated October 7, 1998 by and
                 between Network Plus, Inc. as Borrower, Goldman Sachs Credit
                 Partners L.P. and Fleet National Bank as Lenders, Fleet
                 National Bank as Agent and Goldman Sachs Credit Partners
                 L.P. as Syndication and Arrangement Agent.
10.8A       --   Amendment to Loan and Security Agreement dated October 7,
                 1998 by and between Network Plus, Inc. as Borrower, Goldman
                 Sachs Credit Partners L.P. and Fleet National Bank as
                 Lenders, Fleet National Bank as Agent and Goldman Sachs
                 Credit Partners L.P. as Syndication and Arrangement Agent.
10.9+*      --   Master Lease Agreement, dated as of August 8, 1997, between
                 Chase Equipment Leasing, Inc. and Network Plus, Inc., as
                 amended.
10.10***    --   Form of Stock Option Agreement under 1998 Director Stock
                 Option Plan.
10.11***    --   Form of Incentive Stock Option Agreement under 1998 Stock
                 Incentive Plan.
10.12**     --   Master Agreement, dated December 30, 1998, by and between
                 Comdisco, Inc. and Network Plus, Inc., along with Product
                 Supplement dated December 30, 1998, Addendum dated December
                 30, 1998, and Guarantee of Network Plus Corp. dated December
                 30, 1998.
10.13#***   --   xDSL Joint Market Development Agreement dated as of March
                 23, 1999 by and between NorthPoint Communications, Inc. and
                 Network Plus, Inc.

EXHIBIT
  NO.                                    DESCRIPTION
-------                                  -----------
10.14***    --   Letter Agreement dated April 20, 1999 by and between Network
                 Plus, Inc. and Joseph J. Larizza.
10.15***    --   Letter Agreement, dated July 16, 1998, by and between
                 Network Plus, Inc. and Joseph Haines.
10.16***    --   Form of Incentive Stock Option Agreement with James J.
                 Crowley under 1998 Stock Incentive Plan.
12*         --   Ratio of Earnings to Fixed Charges.
21*         --   Subsidiaries of the Registrant.
23.1***     --   Consent of PricewaterhouseCoopers LLP.
23.2***     --   Consent of Hale and Dorr LLP (included in their opinion
                 filed as Exhibit 5).
24***       --   Power of Attorney.
27***       --   Financial Data Schedule.


---------------
  * Incorporated by reference to the Company's Registration Statement on Form S-1 (File No. 333-64633).

 ** Incorporated by reference to the Company's Annual Report on Form 10-K filed on March 30, 1999.

*** Previously filed.

  + Confidential treatment granted as to certain portions.

  # Confidential treatment requested as to certain portions.


     (b) Financial Statement Schedules:



SCHEDULE II VALUATION AND QUALIFYING ACCOUNTS -- PREVIOUSLY FILED



     All other schedules have been omitted because they are not applicable or not required or the required information is included in the financial statements or notes thereto.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment to Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Quincy, State of Massachusetts, on June 24, 1999.


                                          NETWORK PLUS CORP.

                                          By: /s/ JAMES J. CROWLEY
                                            ------------------------------------
                                              James J. Crowley
                                              Executive Vice President, Chief
                                              Operating Officer and Secretary


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registration Statement on Form S-1 has been signed below by the following persons, in the capacities indicated, as of June 24, 1999.


                          NAME                                               TITLE
                          ----                                               -----

*                                                         Chairman of the Board
--------------------------------------------------------
Robert T. Hale

*                                                         President, Chief Executive Officer and
--------------------------------------------------------  Director (Principal Executive Officer)
Robert T. Hale, Jr.

/s/ JAMES J. CROWLEY                                      Executive Vice President, Chief Operating
--------------------------------------------------------  Officer, Secretary and Director
James J. Crowley

/s/ GEORGE ALEX                                           Executive Vice President of Finance, Chief
--------------------------------------------------------  Financial Officer and Treasurer (Principal
George Alex                                               Financial and Accounting Officer)

*                                                         Director
--------------------------------------------------------
David Martin

*                                                         Director
--------------------------------------------------------
Joseph C. McNay

*By: /s/ JAMES J. CROWLEY
--------------------------------------------------------
     James J. Crowley,
     Attorney-in-Fact

                                 EXHIBIT INDEX


EXHIBIT
  NO.                                    DESCRIPTION
-------                                  -----------
 1          --   Form of Underwriting Agreement.
 3.1*       --   Certificate of Incorporation.
 3.2*       --   Certificate of Designation of the Series A preferred stock.
 3.3*       --   By-laws.
 3.4***     --   Form of Certificate of Amendment to Certificate of
                 Incorporation, as will be in effect following the
                 effectiveness of this Registration Statement.
 3.5***     --   Form of Amended and Restated Certificate of Incorporation,
                 as will be in effect following the closing of the offering.
 3.6***     --   Form of Amended and Restated By-laws, as will be in effect upon the closing of the offering.
 4.1*       --   Exchange and Registration Rights Agreement dated as of
                 September 1, 1998 between Network Plus and Goldman, Sachs &
                 Co., Lehman Brothers Inc., and Merrill Lynch, Pierce, Fenner
                 & Smith Incorporated.
 4.2*       --   Purchase Agreement dated as of September 1, 1998 between
                 Network Plus and Goldman, Sachs & Co., Lehman Brothers Inc.,
                 and Merrill Lynch, Pierce, Fenner & Smith Incorporated.
 4.3***     --   Form of Common Stock Certificate.
 5***       --   Opinion of Hale and Dorr LLP.
10.1***     --   1998 Stock Incentive Plan, as amended.
10.2***     --   1998 Director Stock Option Plan, as amended.
10.3+*      --   Resale Solutions Switched Services Agreement dated as of
                 June 21, 1998 between Network Plus, Inc. and Sprint
                 Communications Company L.P.
10.4+*      --   Agreement for the Provision of Fiber Optic Facilities and
                 Services dated as of July 17, 1998 between Network Plus,
                 Inc. and Northeast Optic Network, Inc.
10.5+*      --   IRU Agreement dated as of July 17, 1998 between Network
                 Plus, Inc. and Qwest Communications Corporation.
10.6*       --   Net Lease by and between Network Plus Realty Trust,
                 Landlord, and Network Plus, Inc., Tenant, dated July 1,
                 1993.
10.7*       --   Interconnection Agreement Under Sections 251 and 252 of the
                 Telecommunications Act of 1996, dated September 4, 1998, by and between New England Telephone and Telegraph Company
                 d/b/a Bell Atlantic -- Massachusetts and Network Plus Inc.
10.8*       --   Loan and Security Agreement dated October 7, 1998 by and
                 between Network Plus, Inc. as Borrower, Goldman Sachs Credit
                 Partners L.P. and Fleet National Bank as Lenders, Fleet
                 National Bank as Agent and Goldman Sachs Credit Partners
                 L.P. as Syndication and Arrangement Agent.
10.8A       --   Amendment to Loan and Security Agreement dated October 7,
                 1998 by and between Network Plus, Inc. as Borrower, Goldman
                 Sachs Credit Partners L.P. and Fleet National Bank as
                 Lenders, Fleet National Bank as Agent and Goldman Sachs
                 Credit Partners L.P. as Syndication and Arrangement Agent.
10.9+*      --   Master Lease Agreement, dated as of August 8, 1997, between
                 Chase Equipment Leasing, Inc. and Network Plus, Inc., as
                 amended.
10.10***    --   Form of Stock Option Agreement under 1998 Director Stock
                 Option Plan.
10.11***    --   Form of Incentive Stock Option Agreement under 1998 Stock
                 Incentive Plan.
10.12**     --   Master Agreement, dated December 30, 1998, by and between
                 Comdisco, Inc. and Network Plus, Inc., along with Product
                 Supplement dated December 30, 1998, Addendum dated December
                 30, 1998, and Guarantee of Network Plus Corp. dated December
                 30, 1998.
10.13#***   --   xDSL Joint Market Development Agreement dated as of March
                 23, 1999 by and between NorthPoint Communications, Inc. and
                 Network Plus, Inc.

EXHIBIT
  NO.                                    DESCRIPTION
-------                                  -----------
10.14***    --   Letter Agreement dated April 20, 1999 by and between Network
                 Plus, Inc. and Joseph J. Larizza.
10.15***    --   Letter Agreement, dated July 16, 1998, by and between
                 Network Plus, Inc. and Joseph Haines.
10.16***    --   Form of Incentive Stock Option Agreement with James J.
                 Crowley under 1998 Stock Incentive Plan.
12*         --   Ratio of Earnings to Fixed Charges.
21*         --   Subsidiaries of the Registrant.
23.1***     --   Consent of PricewaterhouseCoopers LLP.
23.2***     --   Consent of Hale and Dorr LLP (included in their opinion
                 filed as Exhibit 5).
24***       --   Power of Attorney.
27***       --   Financial Data Schedule.


---------------
  * Incorporated by reference to the Company's Registration Statement on Form S-1 (File No. 333-64633).

 ** Incorporated by reference to the Company's Annual Report on Form 10-K filed on March 30, 1999.

*** Previously filed.

  + Confidential treatment granted as to certain portions.


  # Confidential treatment requested as to certain portions.